UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2021

Luther Burbank Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	001-38317 (Commission file number)	68-0270948 (I.R.S. employer identification number)

520 Third St, Fourth Floor, Santa Rosa, California (Address of principal executive offices)		95401 (Zip code)

Registrant's telephone number, including area code: (844) 446-8201

Securities Registered Pursuant to Section 12(b) of the Act
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	LBC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective October 26, 2021, Mr. M. Max Yzaguirre, age 61, was appointed to the Board of Directors of Luther Burbank Corporation (the “Company”) and also will serve on the Board of Directors of Luther Burbank Savings, the Company’s wholly-owned bank subsidiary (the “Bank”). Mr. Yzaguirre was appointed to the Audit and Risk Committee and the Compensation Committee of the Company’s Board of Directors, effective January 2, 2022. He is considered an independent director under the applicable Securities and Exchange Commission and NASDAQ Stock Market rules, including independence in connection with his expected service on the Audit and Risk Committee.
Mr. Yzaguirre has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K as of the date of this Current Report on Form 8-K (“Form 8-K”). Mr. Yzaguirre has no arrangements or understandings with any other person pursuant to which he was appointed as director, and no family relationship with any director or executive officer of the Company. He will be subject to re-election at the Company’s annual stockholders’ meeting to be held in 2022.
Item 7.01 Regulation FD Disclosure
On October 28, 2021, the Company issued a press release regarding Mr. Yzaguirre’s appointment, as described in Item 5.02 above. The press release is attached to this Form 8-K as Exhibit 99.1.
Information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated October 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUTHER BURBANK CORPORATION

DATED: October 28, 2021	By: /s/ Liana Prieto
Liana Prieto
Executive Vice President, General Counsel and Corporate Secretary